UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 24, 2007

SYNTEC BIOFUEL INC.
(Exact name of registrant as specified in its charter)

Washington	333-47514	91-2031335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street	V6B 6A8
Vancouver, British Columbia, Canada
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	(604) 681-1064
(including area code)

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01               Entry into a Material Definitive Agreement.

    No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

    No events to report.

Item 1.03	Bankruptcy or Receivership.

    No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

    Asset Purchase Agreement

a.	Date of Final Completion: October 24, 2007.

b.
Brief description of the assets involved: Syntec Biofuel Inc. (the “Registrant”) entered into an asset purchase agreement with Montilla Capital Inc. (“Montilla”) on September 28, 2007 to acquire co-ownership of the intellectual property (including patents) related to “a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas” and all of the operational Assets to continue the development and commercialization of the process.  This sale was subject to Syntec raising a minimum of $500,000 by December 31, 2007.  The process will facilitate the production of ethanol from syngas which is derived from biomass.

c.	Identify of the person(s) from which the assets were acquired: The Registrant entered into the agreement with Montilla Capital Inc. and nominees.

d.
Nature and amount of consideration: Syntec Biofuel has issued 11,000,000 common shares to Montilla Capital Inc. in exchange for co-ownership of the Intellectual Property, and 100% of the assets and will assume the liabilities of Montilla, estimated at $350,000.  As of October 24, 2007, Syntec Biofuel Inc. has raised $1,125,000 for the continued development of the catalyst.  After the acquisition of the assets and the issuance of the 11,000,000 shares to Montilla Capital Inc., Syntec Biofuel has 28,102,500 common shares issued and outstanding.

Item 2.02	Results of Operations and Financial Condition.

    No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    No events to report.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

        No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

    No events to report.

Item 2.06	Material Impairments.

    No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

    No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

Item 3.03	Material Modification to Rights of Security Holders.

    No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

    No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item5.01	Changes in Control of Registrant.

    No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

    No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                        No events to report.

Item 5.06	Change in Shell Company Status.

    No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item6.01	ABS Informational and Computational Material.

    No events to report.

Item6.02	Change of Servicer or Trustee.

    No events to report.

Item6.03	Change in Credit Enhancement or Other External Support.

    No events to report.

Item6.04	Failure to Make a Required Distribution.

    No events to report.

Item6.05	Securities Act Updating Disclosure.

    No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

    No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

    No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

2.1*	Asset purchase and assignment agreement

* previously filed with the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC BIOFUEL INC.

/s/ Michael Jackson
Michael Jackson, President

October 24, 2007
Date